UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 1, 2012

FINANCIAL INSTITUTIONS, INC.

(Exact name of Registrant as specified in its charter)

New York	0-26481	16-0816610
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

220 Liberty Street, Warsaw, New York		14569
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (585) 786-1100

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

On August 1, 2012, Peter G. Humphrey, President and Chief Executive Officer of Financial Institutions, Inc., Karl F. Krebs, Executive Vice President and Chief Financial Officer, and Richard J. Harrison, Executive Vice President and Retail Banking Executive, will present at the Keefe, Bruyette & Woods 2012 Community Bank Investor Conference. A copy of the investor presentation is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

99.1	Investor Presentation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FINANCIAL INSTITUTIONS, INC.

Date: August 1, 2012	By:	/s/ Karl F. Krebs
Karl F. Krebs
Executive Vice President and Chief Financial Officer